Exhibit 24
                                                               ----------
                                NISOURCE INC.
                                 (DELAWARE)
                              POWER OF ATTORNEY
                              -----------------


        Each director and officer of NiSource Inc., a Delaware corporation formerly named "New NiSource Inc." (the "Company"), whose signature appears below hereby constitutes and appoints Gary L. Neale and Stephen P. Adik, and each of them singly, his or her true and lawful attorneys with full power to them and each of them to execute in the name of such person and in the capacity or capacities indicated below one or more Registration Statements on Form S-3 and on Form S-8, including without limitation any such Registration Statements filed as Post-Effective Amendments to the Registration Statement on Form S-4 of the Company and NiSource Inc., an Indiana corporation, (Registration No. 333-33896), to register under the Securities Act common shares, $.01 par value (including associated preferred stock purchase rights), of the Company that may be offered and sold under any one or all of the following plans (or successors to such plans): Columbia Savings Plan, Non-Employee Director Stock Incentive Plan of NiSource Inc., NiSource Inc. 1994 Long-Term Incentive Plan, NiSource Inc. 1988 Long-Term Incentive Plan, NiSource Inc. Tax Deferred Savings Plan, Northern Indiana Public Service Company Bargaining Unit Tax Deferred Savings Plan, Kokomo Gas & Fuel Co. Bargaining Unit Tax Deferred Savings Plan, IWC Resources Corporation Employee Thrift Plan and Trust, Employees' Profit Sharing and Salary Deferral Plan of SM&P Utility Resources, Inc., Bay State Gas Company Savings Plan for Operating Employees, Bay State Gas Company Employee Savings Plan and NiSource Inc. Employee Stock Purchase Plan and any similar plan or plans of the Company or NiSource Inc., an Indiana corporation, and their subsidiaries, and, if appropriate, interests in any such plan or plans, and to file any amendments (including post-effective amendments) and supplements to any such Registration Statement or Post-Effective Amendment to Registration Statement necessary or advisable to enable the registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments and supplements may make such other changes in the Registration Statement or Post-Effective Amendment to Registration Statement as such attorneys deem appropriate, including without limitation any subsequent registration statement for any such offering that may be filed under Rule 462(b) under the Securities Act.


              Signature                                 Title                             Date
              ---------                                 -----                             -----

     /s/ Gary L. Neale                          Chairman, President               November 2, 2000
     -----------------------                    and Chief Executive Officer
     Gary L. Neale                              (Principal Executive Officer)







     /s/ Stephen P. Adik                        Vice Chairman                     November 2, 2000
     -----------------------
     Stephen P. Adik


     /s/  Michael W. O'Donnell                  Executive Vice President          November 2, 2000
     ---------------------------                and Chief Financial Officer
     Michael W. O'Donnell                       (Principal Accounting Officer)


     /s/  Steven C. Beering                     Director                          November 2, 2000
     ---------------------------
     Steven C. Beering


     /s/  Arthur J. Decio                       Director                          November 2, 2000
     ---------------------------
     Arthur J. Decio


     /s/  Dennis E. Foster                      Director                          November 2, 2000
     ---------------------------
     Dennis E. Foster


     /s/  James T. Morris                       Director                          November 2, 2000
     ---------------------------
     James T. Morris


     /s/  Ian M. Rolland                        Director                          November 2, 2000
     ---------------------------
     Ian M. Rolland


     /s/  John W. Thompson                      Director                          November 2, 2000
     ---------------------------
     John W. Thompson


     /s/  Robert J. Welsh                       Director                          November 2, 2000
     ---------------------------
     Robert J. Welsh


     /s/  Carolyn Y. Woo                        Director                          November 2, 2000
     ---------------------------
     Carolyn Y. Woo


     /s/  Roger A. Young                        Director                          November 2, 2000
     ---------------------------
     Roger A. Young
